UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 30, 2007
(Date of earliest event reported)

________________________________

SEQUIAM CORPORATION
(Exact Name of Registrant as Specified in Charter)

________________________________

California	333-45678	33-0875030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sunport Lane
Orlando, Florida 32809
(Address of Principal Executive Offices)

(407) 541-0773
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

A. Refinancing.

On March 30, 2007, Sequiam Corporation (the “Company”) closed a debt transaction (the “Financing”) with Biometrics Investors, LLC (“Biometrics”). Pursuant to the Financing, the Company and Biometrics amended and restated that Second Amended, Restated and Consolidated Senior Secured Term Note, dated November 1, 2005, made by the Company to Lee Harrison Corbin, Attorney In Fact for the Trust under the Will of John Svenningsen, in the original principal amount plus interest of $3,965,119 (the “Original Note”), which was recently transferred to Biometrics, to provide for $2,500,000 of additional funding subject to the satisfaction of certain conditions (“Term Loan A”). The aggregate principal amount of Term Loan A (which includes $3,965,119 from the Original Note”) is $6,500,000. In connection with the Financing, Biometrics provided the Company with written notice that it was no longer in default of the Original Note.

Term Loan A shall be disbursed by Biometrics to the Company in a series of ten disbursements, each in the amount of $250,000, payable every other week, which shall be disbursed based on the Company’s satisfaction of the conditions stated in Paragraphs 4(a) and (b) of that certain Agreement by and between the Company and Biometrics, dated March 30, 2007 (the “Loan Agreement”), including the issuance by the Company to Biometrics of a warrant exercisable for 65,719,041 shares of the Company’s common stock at an exercise price of $.01 per share (the “Initial Warrant”). Biometrics, in its sole discretion, may elect to advance Term Loan A in greater amounts or on an accelerated funding schedule. On March 30, 2007, the Company issued the Initial Warrant to Biometrics in accordance with the Loan Agreement.

The $6,500,000 promissory note issued to Biometrics (“Term Note A”) has a term of two years. Interest shall be payable monthly in arrears commencing on May 1, 2007, and on the first day of each consecutive calendar month thereafter at a rate of 12% per annum. The outstanding principal balance under Term Note A is payable on April 15, 2009 and it is secured by all of the Company’s assets.

The Initial Warrant is subject to adjustment for stock splits, stock dividends or similar events. Biometrics may request and, if requested, the Company has agreed to file one or more registration statements with the U.S. Securities and Exchange Commission covering the all or part of the shares issuable upon the exercise of the Initial Warrant.

Subject to the terms and conditions of the Loan Agreement, Biometrics agreed to make a second term loan to the Company in the principal amount of $5,000,000 (“Term Loan B”). Term Loan B shall consist of a series of advances not to exceed, in the aggregate, $5,000,000, which shall be disbursed to the Company based on its satisfaction of the conditions stated in Paragraphs 4(a) and (c) of the Loan Agreement, including the issuance by the Company to Biometrics of a warrant exercisable for 39,431,424 shares of the Company’s common stock at an exercise price of $.01 per share (the “Additional Warrant”). The Additional Warrant will not be issued to Biometrics until such time as the Company determines that it is in its best interest to borrow additional funds from Biometrics pursuant to Term Loan B. If any amounts are funded pursuant to Term Loan B, the outstanding principal balance under Term Loan B will be payable on April 15, 2009 and will be secured by all of the Company’s assets.

The Additional Warrant is subject to adjustment for stock splits, stock dividends or similar events. Biometrics may request and, if requested, the Company has agreed to file one or more registration statements with the U.S. Securities and Exchange Commission covering the all or part of the shares issuable upon the exercise of the Additional Warrant.

General Conditions.

The following conditions (collectively, the “General Advance Conditions”) must be satisfied for any advance of Term Loan A or Term Loan B:

•
Biometrics shall have received, by at least twelve o’clock noon (12:00 noon) Chicago time on the day on which an advance is requested to be made hereunder, a telephonic request from an officer of the Company (or any person authorized by the Company pursuant to a written list provided to Biometrics), for an advance in a specific amount, together will all required schedules, certificates and reports;

•	No Event of Default shall have occurred and be continuing or be caused by the making of such advance;

•
All of the representations and warranties contained in the Loan Agreement and certain other ancillary documents, including the representations and warranties regarding the Company’s intellectual property, shall be true and correct in all material respects as if made on the date the request for an advance is made;

•
Biometrics shall have received, in form and substance satisfactory to it, the Pledge Agreements, the Subsidiary Guarantees and the Subordination Agreements, and those agreements must be in full force and effect at any time that an advance of the Loans is requested;

•
Biometrics shall have received a Waiver and Consent in a form satisfactory to Biometrics from each of the Company’s existing Series A Preferred Shareholders and Series B Preferred Shareholders identified; and

•
Biometrics shall have received, in form and substance satisfactory to it, all certificates, orders, authorities, consents, affidavits, schedules, instruments, security agreements, financing statements, mortgages and other documents which are provided for under the Loan Agreement, or which Biometrics may at any time request in a commercially reasonable manner.

Term Loan A Conditions.

The following conditions must be satisfied before Biometrics will make any advance from the Term Loan A:

•
Following the execution of the Loan Agreement, Biometrics shall conduct due diligence with respect to the Company’s intellectual property and the Company’s rights to use its intellectual property to commercialize technology (the “IP Due Diligence”). On or before that date which will occur forty five (45) days after the date of the Loan Agreement, Biometrics shall advise the Company in writing as to whether the IP Due Diligence has disclosed a condition or facts which Biometrics, in its sole discretion, regards as having the potential to result in a material adverse effect on the financial condition of the Company (an "IP Diligence Issue"). Biometrics’ notice to the Company of the existence of an IP Diligence Issue shall constitute evidence that a condition precedent to the funding of Term Loan A related to IP Due Diligence has not been satisfied and no further advance of either Term Loan A or Term Loan B shall be made unless and until the IP Diligence Issue is resolved to Biometrics’ satisfaction. In the event that Biometrics determines, in its sole discretion, that it and the Company have not reached a satisfactory resolution of the IP Diligence Issue or in the event that Biometrics and the Company have not agreed upon a plan for the protection of the Company’s intellectual property within a period of thirty (30) days following the date of Biometrics’ notice to the Company regarding the IP Diligence Issue, then Biometrics may declare an Event of Default under the Loan Agreement.

•	Biometrics shall have received the Initial Warrant;

•	Biometrics shall have received the Registration Rights Agreement duly executed by the Company;

•	Biometrics shall have received evidence of an amendment to the Company’s Articles of Incorporation to increase the amount of Company’s authorized common stock;

•	Biometrics shall have received a shareholders agreement providing for the election of two additional directors to the Company’s Board of Directors designated by Biometrics; and

•	The General Advance Conditions must be satisfied as of the time of the proposed advance.

Term Loan B Conditions.

The following conditions must be satisfied for any Term Loan B advance:

•
Biometrics must have received from the Company and approved the Company’s annual budget and EBITDA Projections for the calendar year during which the advance is requested, and the Company’s cumulative EBITDA for the portions of that calendar year occurring before the month in which the advance is requested must be equal to or in excess of the Company’s projected EBITDA for those months;

•	Biometrics shall have received the Additional Warrants registered in the name of Biometrics;

•	The General Advance Conditions must be satisfied as of the time of any Term Loan B advance; and

•	at least one of the following conditions must be satisfied; either:

(A)	Advances from Term Loan B may be requested for the purpose of obtaining inventory for sale subject to other conditions;

(B)
Advances from Term Loan B may be requested for the purpose of obtaining working capital by advancing against royalty payments or other forms of income; in each such case, the Company and Biometrics shall agree upon a formula to advance against such royalty payments or other forms of income; or

(C)     Biometrics has, in its sole discretion, agreed to make an advance from Term Loan B.

In the Company’s opinion, the issuance and sale of the Initial Warrant, described above, was exempt from registration under the Securities Act in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Biometrics is an accredited investor. Biometrics had an opportunity to ask management questions about the Company and had adequate access to information about the Company. No sales of securities involved the use of an underwriter and no commissions were paid in connection with the issuance or sale of any securities.

The principal documents involved in the transaction are the Loan Agreement, a Master Security Agreement, Term Notes A and B, an Initial and Additional Common Stock Purchase Warrant, a Registration Rights Agreement, a Second Amended and Restated Stock Pledge Agreement, a Shareholders Agreement, a Grant of Security Interest in Patents and Trademarks for the Company and certain of its subsidiaries, a Subsidiary Guaranty from each of the Company’s Subsidiaries, a Subordination Agreement from Mark Mroczkowski and Nick VandenBrekel to Biometrics, each of which is dated as of March 30, 2007 and a copy of which is attached hereto as an exhibit to this report.

A copy of the press release relating to the foregoing is set forth as Exhibit 99.1 to this report and is incorporated herein by reference.

The attached Loan Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company. The attached Loan Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the attached Loan Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the attached Loan Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the attached Loan Agreement.

B. Series B Waiver and Consent.

      In connection with the Financing described above, the Company’s Series B Preferred Shareholders and Warrant Holders (the “Series B Holders”) consented to the Financing and acknowledged that the consummation of the Financing did not give rise to a termination or default under the Series B Preferred Stock Purchase Agreement, the Certificate of Determination, the Warrants or the Registration Rights Agreement, each of which is dated as of May 17, 2006. The Series B Holders further agreed waived: (a) their rights to participate in the Financing; (b) anti-dilution rights, and (c) registration rights. The Series B Holders also consented to an increase in the authorized common shares of the Company and to the termination of the Registration Rights Agreement.

C. Series A Waiver and Consent.

In connection with the Financing described above, the Company’s Series A Preferred Shareholders and Warrant Holders (the “Series A Holders”) consented to the Financing and acknowledged that the consummation of the Financing did not give rise to a termination or default under the Series A Preferred Stock Purchase Agreement or the Warrants, each of which is dated as of November 30, 2005. The Series A Holders further agreed to waive their rights of participation in the Financing and to any anti-dilution rights. The Series A Holders also consented to an increase in the authorized common shares of the Company

D. Shareholder Actions.

In connection with the Financing described above, 51.54% of the common shareholders voted and agreed in to increase the Board of Directors of the Company and its subsidiaries from three to five members and further agreed to vote that the two additional directors will be representatives designated by Biometrics for so long as Biometrics remains a shareholder of the Company.

In connection with the Financing described above, above, 51.54% of the common shareholders voted and agreed in an Action by Written Consent of Shareholders to Amend the Company’s articles of incorporation to increase the authorized common shares from 200 million shares to 400 million shares.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off~~-~~ Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities.

Since the Company filed its Form 10-QSB for the fiscal quarter ended September 31, 2006, it has issued 684,000 shares of common stock for web development services, and 322,581 shares of common stock in a private placement.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

4.1 Registration Rights Agreement, dated March 30, 2007, by and between Sequiam Corporation and Biometrics Investors, LLC.

4.2 Initial Common Stock Purchase Warrant, dated March 30, 2007, and issued by Sequiam Corporation, in favor of Biometrics Investors, LLC.

4.3 Additional Common Stock Purchase Warrant, undated and un-issued by Sequiam Corporation, in favor of Biometrics Investors, LLC.

10.1 Loan Agreement, dated March 30, 2007, between Sequiam Corporation and Biometrics Investors, LLC.

10.2 Term Note A, dated March 30, 2007, made by Sequiam Corporation in favor of Biometrics Investors, LLC.

10.3 Term Note B, undated, and unexecuted by Sequiam Corporation in favor of Biometrics Investors, LLC.

10.4 Master Security Agreement, dated March 30, 2007, by and among, Constellation Biometrics Corporation, Biometric Security (PTY) Ltd., Sequiam East, Inc. in favor of Biometrics Investors, LLC.

10.5 Subsidiary Guaranty, dated March 30, 2007, by and among Sequiam Software, Inc., Sequiam Biometrics, Inc., Sequiam Education, Inc., Sequiam Sports, Inc., and Fingerprint Detection Technologies, Inc. Constellation Biometrics Corporation, Biometric Security (PTY) Ltd., Sequiam East, Inc. in favor of Biometrics Investors, LLC.

10.6 Grant of Security Interest in Patents and Trademarks, dated March 30, 2007, by and between Sequiam Corporation and Biometrics Investors, LLC.

10.7 Grant of Security Interest in Patents and Trademarks, dated March 30, 2007, by and between Sequiam Biometrics, Inc. and Biometrics Investors, LLC.

10.8 Grant of Security Interest in Patents and Trademarks, dated March 30, 2007, by and between Sequiam Software, Inc. and Biometrics Investors, LLC.

10.9 Grant of Security Interest in Patents and Trademarks, dated March 30, 2007, by and between Sequiam Sports, Inc. Biometrics Investors, LLC.

10.10 Grant of Security Interest in Patents and Trademarks, dated March 30, 2007, by and between Fingerprint Detection Technologies, Inc. and Biometrics Investors, LLC.

10.11 Second Amended and Restated Stock Pledge Agreement, dated March 30, 2007 by and among Sequiam Corporation, Sequiam Software, Inc., Sequiam Biometrics, Inc., Sequiam Education, Inc., Sequiam Sports, Inc, Fingerprint Detection Technologies, Inc. Constellation Biometrics Corporation, Biometric Security (PTY) Ltd., Sequiam East, Inc., and Biometrics Investors, LLC.

10.12 Subordination Agreement, dated March 30, 2007, by and among Mark Mroczkowski, Nick VandenBrekel and Biometrics Investors, LLC.

10.13 Shareholders Agreement by and among Sequiam Corporation, Biometrics Investors, L.L.C., and such other shareholders of the Company that become a party hereto

10.14 Waiver and Consent by Series B Preferred Shareholders and Warrant Holders

10.15 Waiver and Consent by Series A Preferred Warrant Holders

99.1 Press release of Sequiam Corporation, dated April 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION
Date: April 5, 2007            By: /s/ Mark L. Mroczkowski
Name: Mark L. Mroczkowski
Title: Executive Vice President and Chief Financial Officer